UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 5, 2026
Date of Report (date of earliest event reported)

AdaptHealth Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
555 East North Lane, Suite 5075, Conshohocken, PA 19428
(Address of principal executive offices and zip code)
(610) 424-4515
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.

The following information is furnished pursuant to Regulation FD.

On May 5, 2026, AdaptHealth Corp. (the "Company") issued a press release (the “Press Release”) announcing financial results for the quarter ended March 31, 2026. A copy of the Press Release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2026, the Company terminated the employment of Toby Scott Barnhart, the Company’s Chief Operating Officer. Mr. Barnhart will receive severance and other benefits available for a termination by the Company without Cause (as defined in Mr. Barnhart's employment agreement), in accordance with the terms of such employment agreement, which such terms were disclosed in the Company’s proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2026 (the “2026 Proxy Statement”).

Also on May 4, 2026, the Company appointed Daniel McFadden, the Company’s current Chief Business Systems Officer, as the Company's Chief Operating Officer. Biographical and other information about Mr. McFadden is set forth in the 2026 Proxy Statement. Mr. McFadden does not have any family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any persons pursuant to which Mr. McFadden has been appointed to his position. In addition, there are no transactions in which Mr. McFadden has an interest that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. As of the filing of this report, no change has been made to Mr. McFadden’s compensation.

Item 9.01 - Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated May 5, 2026 announcing the earnings results for the quarter ended March 31, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 5, 2026

AdaptHealth Corp.

By:	/s/ Jason Clemens
Name:	Jason Clemens
Title:	Chief Financial Officer